Exhibit 10.5

FOURTH AMENDMENT TO LEASE

THIS FOURTH AMENDMENT TO LEASE (this “Amendment”) is made and entered into as of the _4__ day of May, 2021 (the “Effective Date”), by and between DURHAM TW ALEXANDER, LLC, a Delaware limited liability company (“Landlord”), and PRECISION BIOSCIENCES, INC., a Delaware corporation (formerly a North Carolina corporation) (“Tenant”).

STATEMENT OF PURPOSE

WHEREAS, Landlord and Tenant entered into that certain Lease dated October 2, 2018 (“Initial Lease”), as amended by that certain First Amendment to Lease dated December 23, 2019 (“First Amendment”), as further amended by that certain Second Amendment to Lease dated March 13, 2020 (“Second Amendment”), and as further amended by that certain Third Amendment to Lease dated June 15, 2020 (“Third Amendment”) (as amended, the “Existing Lease”), for certain premises containing approximately 33,828 rentable square feet on the first (1st) floor (the “Premises”) located in the building known as Biopoint Innovation Labs located at 20 TW Alexander Drive, Research Triangle Park, North Carolina 27709 (the “Building”), as more particularly described in the Lease.

WHEREAS, Landlord and Tenant desire to amend the terms of the Existing Lease: (i) to extend the date by which Tenant must utilize the Tenant Improvements Allowance, as defined in the First Amendment, and (ii) to modify certain other terms of the Existing Lease.  For purposes hereof, the Lease as amended by this Amendment is referred to as the “Lease.”  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Existing Lease.

NOW, THEREFORE, in consideration of the statement of purpose, the mutual covenants contained herein and other valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.	Recitals. The recitals shall form a part of this Amendment.

2.Extension of the Tenant Improvements Allowance Disbursement Deadline.  Due to various delays in the performance of the Tenant Improvements, as defined in the First Amendment, Landlord and Tenant hereby agree that the deadline for Tenant to request disbursements from the Tenant Improvement Allowance under Section 2.2 of Exhibit C of the First Amendment shall be extended until December 30, 2021.  For purposes of clarity, Landlord also hereby acknowledges and agrees that Tenant’s delayed occupancy of the Premises and construction timeline does not constitute abandonment under Section 19.1.3 of the Lease.

3.Counterparts/Signatures.  This Amendment may be executed in counterparts.  All executed counterparts shall constitute one agreement, and each counterpart shall be deemed an original.  The parties hereby acknowledge and agree that electronic signatures, facsimile signatures or signatures transmitted by electronic mail in so-called “pdf” format shall be legal and binding and shall have the same full force and effect as if an original of this Amendment had been delivered.  Landlord and Tenant (i) intend to be bound by the signatures (whether original, faxed or electronic) on any document sent by facsimile or electronic mail, (ii) are aware that the other

Exhibit 10.5

party will rely on such signatures, and (iii) hereby waive any defenses to the enforcement of the terms of this Amendment based on the foregoing forms of signature.

4.Miscellaneous.  This Amendment shall become effective only upon full execution and delivery of this Amendment by Landlord and Tenant.  This Amendment contains the parties’ entire agreement regarding the subject matter covered by this Amendment, and supersedes all prior correspondence, negotiations, and agreements, if any, whether oral or written, between the parties concerning such subject matter.  There are no contemporaneous oral agreements, and there are no representations or warranties between the parties not contained in this Amendment.  This Amendment shall be construed and enforced in accordance with the laws of the State of North Carolina.  Except as modified by this Amendment, the terms and provisions of the Lease shall remain in full force and effect, and the Lease, as modified by this Amendment, shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.

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Exhibit 10.5

LANDLORD AND TENANT enter into this Amendment as of the Effective Date above.

LANDLORD:

DURHAM TW ALEXANDER, LLC,

a Delaware limited liability company

By: /s/ Adam Sichol
Name: Adam Sichol
Title: Authorized Signatory

Date: May 11_______, 2021

TENANT:

PRECISION BIOSCIENCES, INC.,

a Delaware corporation

By: /s/ Sinu Bhandaru
Name: Sinu Bhandaru
Title: Vice President Operations & IT